EXHIBIT 10.30

                              PATENT AND TRADEMARK
                               SECURITY AGREEMENT


          THIS AGREEMENT is made on the 31st day of July, 1996, and entered into between VEECO INSTRUMENTS INC., a Delaware corporation ("Veeco"), Sloan Technology Corporation, a Delaware corporation ("Sloan" and, together with Veeco, the "Debtors") FLEET BANK, N.A., a national banking association organized under the laws of the United States of America ("Agent"), as collateral agent for Fleet Bank, N.A., The Chase Manhattan Bank, and each other bank that may hereafter become a "Bank" under the terms of the Credit Agreement referred to below (collectively, "Secured Parties"). All capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement.

          WHEREAS, Veeco and Secured Parties have entered into a Credit Agreement dated as of the date hereof (as it may be hereafter amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement) pursuant to which Secured Parties may lend to Veeco the aggregate principal amounts set forth therein, upon and subject to the terms and conditions thereof;

          WHEREAS, Sloan has executed a Guarantee in favor of the Secured Parties, dated the date hereof (the "Guarantee"), and each of the Debtors has executed a Security Agreement in favor of Secured Parties, dated as of the date hereof (the "Security Agreements");

          WHEREAS, it is a condition precedent to the obligation of the Secured Parties to extend credit to Veeco under the Credit Agreement that Debtors shall execute and deliver this Agreement; and

          WHEREAS, each of the Debtors wishes to grant security and assurance to Secured Parties in order to secure the performance by Debtors of their respective  obligations  under  the  Credit  Agreement, the  Guarantee  and  all documents executed in connection therewith, including all interest due thereunder ("Obligations"), and to that effect Debtors agree to grant to Secured Parties a lien upon and security interest in certain patent and trademark rights as more fully described herein.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to extend credit to Veeco, Debtors agree with Secured Parties as follows:

          1. To secure the complete and timely satisfaction of all Obligations, each of the Debtors hereby grants to Secured Parties a lien upon and security interest in all of such Debtor's right, title and interest in and to the patents and trademarks listed on Schedule A and Schedule B hereto, respectively (as they may be amended pursuant hereto from time to time), all proceeds thereof (including but not limited to license royalties and proceeds of infringement suits thereon), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world, all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and all applications for patents and patents and all applications for trademarks and trademarks of Debtors hereafter filed or acquired, together with all good will associated with any and all of the foregoing and all proceeds of any and all of the foregoing
(collectively, the "Patents and Trademarks"). Each of the Debtors is granting only a lien upon and security interest in its respective Patents and Trademarks and, subject to such lien and security interest, each of the Debtors expressly retains full title to and ownership of its respective Patents and Trademarks.

          2. The Debtors hereby jointly and severally represent, warrant and covenant that:

               (a) The Patents and Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

               (b) To the best of Debtors' knowledge and belief after due inquiry, each of the Patents and Trademarks is valid and enforceable and, to the best of Debtors' knowledge, no material infringement or unauthorized use is presently being made of any Patents and Trademarks;

               (c) Each of the Debtors is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of its respective Patents and Trademarks, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, shop rights and covenants by Debtors not to sue third persons;

               (d) Each of the Debtors has the unqualified right to enter into this Agreement and perform its terms;

               (e) Veeco's chief executive office is located at Terminal Drive, Plainview, New York 11803 and Sloan's chief executive office is located at 602 East Montecito Street, Santa Barbara, California 93103; and

               (f) Each of the Debtors has used, and will continue to use for the duration of this Agreement, consistent standards of quality, consistent with its past practices, in its manufacture of products sold under the Patents and Trademarks.

          3. Each of the Debtors agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement which is inconsistent with such Debtor's obligations under this Agreement, without Agent's prior written consent.

          4. If, before the Obligations shall have been satisfied in full Debtors shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent or trademark application or patent or trademark for any reissue, division, continuation, renewal, extension, or continuation-in-part of any patent or trademark or any improvement on the Patents and Trademarks, the Debtors shall give to the Agent prompt notice thereof in writing. Notwithstanding the foregoing, no provision of this Section 4 shall obligate the Debtors to obtain patents or trademarks with respect to any such rights or applications.

          5. Debtors authorize Secured Parties to modify this Agreement by amending Schedule A and Schedule B hereto to include any future patents and patent applications and trademarks and trademark applications which are Patents and Trademarks under paragraph 1 or paragraph 4 hereof.

          6. If any Event of Default shall have occurred and be continuing, Secured Parties shall have, in addition to all other rights and remedies given them by this Agreement or the Security Agreement, those rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents and Trademarks may be located and, without limiting the generality of the foregoing, the Secured Parties may immediately, upon 10 days' prior written notice during which time, for purposes of this Agreement only, Debtors shall have an opportunity to cure such Event of Default, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Patents and Trademarks, or any interest which Debtors may have therein, and after deducting from the proceeds of sale or other disposition of the Patents and Trademarks all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Debtors.

          7. If any Event of Default shall have occurred and be continuing, each of the Debtors hereby authorizes and empowers Secured Parties to make, constitute and appoint any officer or agent of Secured Parties, as Secured Parties may select in their exclusive discretion, as such Debtors' true and lawful attorney-in-fact, with the power to endorse such Debtors' name on all applications, documents, papers and instruments necessary for Secured Parties to use the Patents and Trademarks, or to grant or issue any exclusive or nonexclusive license under the Patents and Trademarks to any third person. Each of the Debtors hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

          8. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and disbursements incurred by Secured Parties in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents and Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents and Trademarks, shall be borne and paid by Debtors on demand by Secured Parties.

          9. Each of the Debtors shall have the duty, until the Obligations are paid in full to file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters, and to preserve and maintain all rights in the Patents and Trademarks, including, without limitation, the payment of all maintenance fees when due. Any expenses incurred in connection with the foregoing shall be borne by Debtors. The Debtors shall not abandon any Patent or Trademark, without the consent of Agent other than in the ordinary course of their business if they determine that such Patent or Trademark is no longer useful in the conduct of their business; provided, however, that under no
                                         --------
circumstances shall the Debtors abandon any Patent or Trademark listed on Schedule A or B hereto, as such Schedules may be amended or supplemented from time to time, without the prior written consent of the Agent. The Debtors agree that the Secured Parties shall have the right from time to time to include additional Patents or Trademarks on Schedules A and B hereto if, after consultation with the Debtors, the Secured Parties determine that such Patents or Trademarks are particularly important to the conduct of the Debtor's business.

          10. Debtors shall use all reasonable efforts to detect any infringers of rights described herein and shall advise Agent in writing of any material infringements detected. Secured Parties shall have the right to bring suit in their name, and to join Debtors, if necessary, as a party to such suit, to enforce the Patents and Trademarks and any licenses thereunder. Debtors shall promptly, upon demand, and without duplication of amounts required to be paid pursuant to Section 8 hereof, reimburse and indemnify Secured Parties for all damages, costs and expenses, including reasonably attorneys' fees and disbursements, incurred by Secured Parties pursuant to this paragraph 10. Notwithstanding the foregoing, Secured Parties shall have no duties with respect to the Patents and Trademarks, other than the duties expressly set forth herein, and, without limiting the generality of the foregoing, shall have no duty to prosecute any action for patent or trademark infringement.

          11. Each of the Debtors hereby grants to Secured Parties and their employees and agents the right to visit such Debtors' plants and facilities which manufacture, inspect or store products sold under any of the trademarks included in the Patents and Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours. Debtors shall do any and all acts required by Secured Parties to ensure Debtors' compliance with paragraph 2(f) hereof. Secured Parties agree to comply in all respects with applicable governmental regulations in connection herewith.

          12. All of Secured Parties' rights and remedies with respect to the Patents and Trademarks, whether established hereby or by the Security Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

          13. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

          14. No course of dealing between Debtors and Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of Secured Parties, any right, power or privilege hereunder or under the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          15. This Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraph 5.

          16. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

          17. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York applicable to agreements made and to be wholly performed in the State of New York.

          18. Notwithstanding anything herein or in the Agreement, the Agent and the Secured Parties agree that upon the payment in full of the Obligations (other than Obligations, including, without limitation, indemnities, which are intended to survive the payment of the Loans and/or termination of the commitments) and termination of the Commitments, (1) this Agreement shall automatically terminate and be of no force or effect,, (2) all liens created hereunder shall terminate, (3) the Agent shall promptly deliver and/or transfer to the Debtors any and all Collateral in the Agent's or its representative's possession and (4) the Agent shall execute and deliver to the Debtors such documents and instruments as the Debtor shall reasonable request in order to evidence the foregoing.

          IN WITNESS WHEREOF, the execution hereof under seal as of the day and year first above written.

                                        VEECO INSTRUMENTS INC.


      ATTEST-CORPORATE SEAL             By: /s/ John F. Rein, Jr.
                                            ----------------------------
                                            Name:  John F. Rein, Jr.
      _________________________             Title:    Vice President


                                        SLOAN TECHNOLOGY CORPORATION


      ATTEST-CORPORATE SEAL             By: /s/ John F. Rein, Jr.
                                            ----------------------------
                                            Name:  John F. Rein, Jr.
      _________________________             Title:    Vice President




     ACCEPTED:
     FLEET BANK, N.A.,
     AS AGENT


     By:/s/ William Ewing
        -----------------------
     Name:   William Ewing
     Title:  Vice President

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                                   SCHEDULE A
                                   ----------

                                     PATENTS
                                     -------


          Patent      Issued     Title
          ------      ------     -----
          4,184,188   15-Jan-80  Substrate   Clamping   Technique   in   IC
                                 Fabrication
          4,245,189   13-Jan-81  Probe Assembly for Measuring  Conductivity
                                 of Plated Through Holes
          4,343,092   10-Aug-82  Probe Guide and Holder
          4,646,341   24-Feb-87  Calibration Standard for X-Ray  Fluroscene
                                 Thickness
          4,669,300   2-Jun-87   Electromagnetic  Stylus  Force  Adjustment
                                 Mechanism
          4,778,561   18-Oct-88  Electron   Cyclotron    Resonance   Plasma
                                 Source;  Second  Magnetic Source  Enhances
                                 Output Uniformity
          4,833,402   23-May-89  Connector  Assembly  for a  Circuit  Board
                                 Testing Machine  and a Method of Testing a
                                 Circuit Board by Means of a Circuit
          4,949,783   21-Aug-90  Substrate Transport and Cooling  Apparatus
                                 and Method for Same
          5,042,949   27-Aug-91  Non-Contact Surface Profiler

                                   SCHEDULE B
                                   ----------

                                   TRADEMARKS
                                   ----------


          Mark              Registration No.      Registration Date
          ----              ----------------      -----------------

          Niceldermf        1,198,538             June 22, 1982

          UPA               1,161,735             July 21, 1981

          UPA               1,036,686             March 30, 1976

          Compuderm         1,049,434             October 5, 1976

          Sputtergun        1,025,030             November 11, 1975

          Veeco             796,722               September 28, 1965

          Dermitron         698, 109              May 24, 1960

          Veeco             619,030               January 10, 1956

          Microetch         1,736,138             December 1, 1992

          Dektak            1,860,766             November 1, 1994

                          CERTIFICATE OF ACKNOWLEDGMENT
                          -----------------------------

STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NASSAU    )

          Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 31st day of July, 1996, personally appeared John F. Rein, Jr., to me known personally, and who, being by me duly sworn, deposes and says that he is the Vice President of Veeco Instruments Inc., and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said John F. Rein, Jr. acknowledged said instrument to be the free act and deed of said corporation.



                                             /s/ Kathleen Verzi
                                             ------------------------------
                                                      Notary Public

                                             My commission expires:

                          CERTIFICATE OF ACKNOWLEDGMENT
                          -----------------------------

STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NASSAU    )

          Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 31st day of July, 1996, personally appeared John F. Rein, Jr., to me known personally, and who, being by me duly sworn, deposes and says that he is the Vice President of Sloan Technology Corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said John F. Rein, Jr. acknowledged said instrument to be the free act and deed of said corporation.



                                             /s/ Kathleen Verzi
                                             ------------------------------
                                                      Notary Public

                                             My commission expires: